UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/16/2010

Air Products and Chemicals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4534

Delaware	23-1274455
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7201 Hamilton Boulevard
Allentown, Pennsylvania
18195-1501
(Address of principal executive offices, including zip code)

(610) 481-4911
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on 16 September 2010, the Board of Directors elected Chadwick C. Deaton director of the Company. His term will expire at the Annual Meeting of Shareholders in January 2011. Mr. Deaton will be assigned to the Audit and Corporate Governance and Nominating Committees effective 27 January 2011, the date of the Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.

Date: September 20, 2010	By:	/s/ Paul E. Huck
Paul E. Huck
Senior Vice President and Chief Financial Officer